SUPPLEMENT TO PROSPECTUS OF
                       EVERGREEN SELECT FIXED INCOME TRUST


I.   Evergreen Select Intermediate Term Municipal Bond Fund (the "Fund")

     Effective immediately, the second paragraph under the section entitled "Investment Strategy" in the Fund's February 1, 1999, as amended June 18, 1999 prospectus is restated in its entirety as follows:

             "Under normal market conditions, the Fund invests its assets according to applicable guidelines issued by the Securities and Exchange Commission concerning investment in tax-exempt securities. The Fund may not change this investment policy without shareholder approval. To comply with this requirement the Fund normally invests at least 80% of its assets in securities exempt from federal income tax. Up to 20% of the Fund's assets may be invested in taxable obligations. The Fund may invest up to 100% of its assets in municipal bonds that are subject to the federal alternative minimum tax. The Fund may also invest up to 20% of its assets in below investment grade bonds (not rated below B by Standard & Poor's Rating Services). The Fund will maintain a dollar-weighted average maturity of three to ten years."



         November 12, 1999                                              551332


II.      Evergreen Select High Yield Bond Fund (the "Fund")

         The section in the prospectus entitled "Investment Strategy" on the fund-specific page for the Fund is revised to reflect that the bonds that the Fund intends to invest in are U.S. dollar-denominated bonds and that the Fund may also invest up to 15% of its assets in Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign banks and corporations.

         Under the section for the Fund entitled "Risk Factors," the following disclosure should be added:

         "In addition, the Fund's investment in Yankee bonds may expose it to certain unique risks of investing in non-U.S. securities. For example, political turmoil and economic instability in the countries issuing the Yankee bonds in which the Fund invests could adversely affect the value of your investment. Certain non-U.S. countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected."


March 10, 2000                                                    552986   3/00


III.     Evergreen Select Total Return Bond Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Select Total Return Bond Fund ("Select Total Return") into Evergreen Select Income Plus Fund ("Select Income Plus"). If the shareholders of Select Total Return approve the proposal, all of the assets of Select Total Return will be transferred to Select Income Plus and shareholders of Select Total Return will receive shares of Select Income Plus in exchange for their shares. Shareholders of Select Total Return as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on July 21, 2000. Shareholders of Select Total Return will be mailed information detailing the proposal on or about May 26, 2000.


                                                                    553689 4/00
April 3, 2000